Schedule of Deferred Tax Assets and Liabilities (Details) $ in Thousands	Jul. 02, 2025 USD ($)
Deferred tax asset:
Organizational costs/startup expenses	$ 509
Total deferred tax asset	509
Valuation allowance	(509)
Deferred tax asset, net of allowance	$ 0